THE SECURITIES EVIDENCED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.

  MEGA MEDIA GROUP, INC.
TEN PERCENT (10%)
CONVERTIBLE SECURED PROMISSORY NOTE

Amount -U.S. $ 250,000.00	Issuance Date-December 1, 2008

MEGA MEDIA GROUP, INC., a Nevada corporation (the "Company") for value received, hereby promises to pay to Robert Catell, or its permitted assigns (the "Holder"), on June 1, 2009 unless extended pursuant to mutual written consent of the parties (the "Maturity Date") at the address for Holder set forth below (or by wire transfer to an account specified by Holder at least two (2) business days prior to the Maturity Date), the principal sum of Two Hundred Fifty Thousand Dollars (U.S $ 250,000) together with interest accrued thereon in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest on the outstanding principal balance at the Maturity Date as hereinafter provided.

1)	The $250,000 shall be paid by Holder to the Company by wire transfer upon signing to an account specified by the Company at least two (2) business days prior to the Issuance Date.

2)
Interest- Interest accrued during the term of this Note shall be paid by Company to the Holder on a monthly basis beginning December 5, 2008 and continuing on the 5th day of each consecutive calendar month thereafter. Accrued interest may be converted by the Holder into shares based on the same conversion rate as the principal amount as listed below in Section 2. The Note will bear interest at the rate of ten percent (10%) per annum on the principal balance until this Note shall be paid in full.

3)	Conversion

a)
Conversion.   The Holder shall have the right from time to time, and at any time on or prior to the Maturity Date, to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock, one thousandth of a cent ($.001) par value per share.  The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the amount of principal and accrued interest to be converted (“Conversion Amount”) by the applicable Conversion Price then in effect on the date specified in the Conversion Notice, in the form attached hereto as Exhibit A (the “Conversion Notice”).  The Conversion Price shall be equal to the average closing bid price of the Common Stock (as reported by Bloomberg L.P.) on the exchange in which the Company’s securities are traded for the ten (10) trading days prior to the date of the Conversion Notice (the “Conversion Date”) multiplied by 0.80 provided that the Conversion Notice is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Company before 6:00 p.m., New York, New York time on such Conversion Date.

b)
Limitation on Conversion. Notwithstanding the provisions of this Note, in no event shall the Holder be entitled to convert this Note, or shall the Company have the obligation to issue shares upon such conversion of all or any portion of this Note to the extent that, after such conversion the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note), and (2) the number of shares of Common Stock issuable upon the conversion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion).  For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), except as otherwise provided in clause (1) of such sentence.  The Holder, by its acceptance of this Note, further agrees that if the Holder transfers or assigns any of this Note to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee’s or assignee’s specific agreement to be bound by the provisions of this Section 3(b) as if such transferee or assignee were the original Holder hereof.

c)	Conversion Price Limit. Notwithstanding the provisions in Section 2(a), the Conversion Price shall not exceed fifteen cents ($0.15).

d)	Method of Conversion.

i)
Mechanics of Conversion. This Note may be converted by the Holder in whole or in part at any time from time to time after this Note is issued to the Holder, by (A) submitting to the Company a Conversion Notice (by facsimile or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) surrendering this Note to the principal office of the Company.

ii)
Delivery of Common Stock Upon Conversion.  Upon receipt by the Company from the Holder of a facsimile transmission (or other reasonable means of communication) of a Conversion Notice, the Company shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within five (5) business days after such receipt (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note).

4)
Concerning the Shares.  The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless  (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Company or its transfer agent shall have been furnished with an opinion of  counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”).  Until such time as the shares of Common Stock issuable upon conversion of this Debenture have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Debenture that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT  UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SAID ACT.”

The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefore free of any transfer legend within five (5) trading days if (i) the Company or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act and the shares are so sold or transferred, (ii) such Holder provides the Company or its transfer agent with reasonable assurances that the Common Stock issuable upon conversion of this Debenture (to the extent such securities are deemed to have been acquired on the same date) can be sold pursuant to Rule 144 or (iii) in the case of the Common Stock issuable upon conversion of this Debenture, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.  Nothing in this Debenture shall (i) limit the Company’s obligation under any Registration Rights Agreement or (ii) affect in any way the Holder’s obligations to comply with applicable prospectus delivery requirements upon the resale of the securities referred to herein.

5)
Transfers of Note to Comply with the Securities Act of 1933. As Amended. The Holder agrees that this Note may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel to the Company, is a person to whom this Note may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act of 1933, as amended, and then only against receipt of any agreement of such person to comply with the provisions of this Section 3 with respect to any resale or other disposition of this Note; or (ii) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act of 1933, as amended, relating to such Note and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

6)
Prepayment. The principal amount of this Note with interest due thereon to the date of prepayment may be prepaid by the Company, in whole or in part, without premium or penalty, at any time. To effectuate a prepayment, the Company must provide the Holder with written notice of its intention to do so by certified mail or fax at least ten (10) days prior to any prepayment during which time the Holder may exercise the rights of conversion provided for hereunder.

7)
Collateral.   While this Note is outstanding, the Holder will have a  first priority perfected security interest (the “Security Interest”) on all assets of Company (the “Assets”) including but not limited to, all present and future inventory, chattel paper, accounts, contract rights, unencumbered equipment, general intangibles, and intellectual property (including, without limitation all trademarks and service marks) (collectively, the “Collateral”).  The Company shall file a UCC-1 Financing Statement with the Office of the City Register, Kings County naming the Company as debtor and the Holder as the secured party and describing the collateral as the Collateral.  The Company further agrees that it will not transfer, assign, pledge or provide a negative pledge to any third party with respect to its intellectual property while any amounts of principal or interest are due and owing to Holder under this Note are outstanding.

8)
Events of Default by the Company. This Note shall become and be due and payable upon written demand made by the Holder hereof if one or more of the following events, herein called "events of default", shall happen and be continuing and such default shall not be cured by the Company within ten (10) days of such default:

(a)           The default in the due observance or performance of any covenant, condition, agreement or obligation on the part of the Company to be observed or performed pursuant to the terms hereof;

(b)           The admission in writing by the Company of its inability to pay its debts as they mature;

(c)           The filing by the Company of a petition in bankruptcy;

(d)           The making of an assignment by the Company for the benefit of its creditors;

(e)           Consent by the Company to the appointment of, or possession by, a custodian for itself or any of its property;

(f)           The filing of a petition in bankruptcy against the Company with the consent of the Company;

(g)           The filing of a petition in bankruptcy against the Company without the consent of the Company, and the failure to have such petition dismissed within sixty (60) days after the date upon which such petition is filed;

(h)           Notwithstanding the sixty (60) day provision in Paragraph “(g)” of this Section, on a petition in bankruptcy filed against the Company, the Company is adjudicated insolvent;

(i)           The entry by a court of competent jurisdiction of an order, judgment or decree appointing a receiver, trustee or custodian for the Company or of all or any of the property or assets of the Company;

(j)           The commencement of a proceeding to foreclose the security interest in, or lien on, any of the Company’s property or assets to satisfy the security interest or lien therein of any creditor of the Company;

(k)           The entry of a judgment for the payment of money by a court of competent jurisdiction against the Company, which judgment the Company shall not discharge within sixty (60) days after the date of entry thereof, or procure a stay of execution thereof within sixty (60) days after the date of entry thereof and within such period during which execution of such judgment shall have been stayed, appeal there from and cause the execution thereof to be stayed during such appeal;

(l)           The imposition of any lien, attachment or levy, or the issuance of any note of eviction against the assets or properties of the Company, which lien, attachment, levy or note of eviction the Company shall not discharge or post a bond within sixty (60) days.

(m)         The Company takes any action which would prevent the Holder from receiving payments due pursuant to this Note;

(n)          If any representation of the Company set forth in this Note proves to have been false or misleading when made.

(o)           Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date. Any such new Note executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Note so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

(p)           The Common Stock shall cease to be quoted for trading or listed for trading on either the NASDAQ OTC Bulletin Board (“OTC”), NASDAQ Capital Market, New York Stock Exchange, American Stock Exchange or the NASDAQ National Market (each, a “Subsequent Market”) and shall not again be quoted or listed for trading thereon within five (5) Trading Days of such delisting;

(q)           The Company shall fail for any reason to deliver Common Stock certificates to a Holder prior to the fifth (5th) Trading Day after a Conversion Date or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of this Note in accordance with the terms hereof.

9)	Remedies Upon Default.

(a)           Acceleration of Payment

Upon the occurrence of an Event of Default (as defined above), and any time thereafter while such Event of Default is continuing, the entire unpaid principal balance of this Note, and all accrued and unpaid interest which is due pursuant to this Note shall, at the Holder’s option upon written notice to the Company, be accelerated and become and be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Company.

(b)           Liability Upon Default

The liability of the Company upon default shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the Holder including, but not limited to, any extension of time, renewal, waiver or other modification.

(c)           Non-Exclusive Remedy

Any remedies which are provided herein are cumulative and are not exclusive of any remedies which are provided by law.

(d)           Exercise of Remedy Upon Default

No failure on the part of the Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

(e)           The Company’s Waiver of Defenses.

Except for a claim of a failure by the Holder to make the payments set forth in Paragraph 1, the Company hereby waives any defense of presentment, notice of dishonor, protest, set-offs, counterclaims, or other objections to the payment hereof and any other notice or formality with respect to this Note. The Company waives its right to a jury trial.

(f)            Full Recourse.

Anything in this Note to the contrary notwithstanding, the Company hereunder shall be liable on the Note for the full amount of the interest and principal payable to the Company by the Holder pursuant to this Note.  Supplementing paragraph 11(e) above, the Company’s obligations under this Note are absolute and unconditional.

(g)           Reimbursement of Holder.

The Company agrees to reimburse the Holder upon demand for all reasonable costs, expenses and charges (including, without limitation, fees and charges of legal counsel for the Holder) in connection with the performance or enforcement of this Note.

10)	The Company’s Representations

The Company represents and warrants as of the date hereof that the following are true statements:

(a)  Organization and Qualification.  Company (i) is duly organized and validly existing under the laws of the state of its formation and duly licensed or qualified in all states wherein the character of the property owned or the nature of the business transacted by it makes such licensing or qualification necessary, (ii) has the power and authority to borrow money, to issue, execute and deliver this Promissory and to pledge to the Holder the Collateral as provided herein, and (iii) does not require the approval of or consent to any of such acts by any regulatory agency or other governmental authority or other third party.

(b)  Authorization; Contravention.  The execution, delivery and performance by Company of this Note, are within the power of Company, have been duly authorized by all necessary action on behalf of Company, require no action by or in respect of, or filing with, any governmental body, agency or official, do not violate, conflict with, contravene, or constitute a default under, the Company’s certificate of incorporation or by-laws, or, any provision of applicable law or regulation, or of any agreement, judgment, injunction, order, decree or other instrument binding upon Company and will not result in the creation or imposition of any lien on any asset of Company except for liens to the Holder created hereunder.

(c)  Binding Effect.  This Note constitutes the valid and binding agreements of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or general principles of equity.

(d)  Defaults.  The Company is not in default under any provision of any law, rule or regulation, or any agreement, lease or other instrument to which Company is a party or by which it is bound, which default would materially adversely affect the Company or its ability to perform its obligations hereunder.

(e)  Compliance with Applicable Laws.  (i) Neither the offering and sale by the Company of limited Company interests in the Company nor consummation by the Company of the transactions contemplated hereby violates or infringes any applicable federal or state laws, statutes, ordinances, regulations, decrees or orders, other than violations which would not materially affect the Collateral, (ii) the Company has made all filings required to be made by it under Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) and any other federal or state agency or governmental or non-governmental regulatory authority or exchange, and (iii) neither the offering nor sale by the Company of this Note requires registration under the Securities Act of 1933 or applicable state securities law.

(f)  Litigation.  There is no action, suit or proceeding pending which has been served upon Company or its officers are unaware of any action, suit or proceeding threatened against or affecting Company before any court, arbitrator or governmental body, agency or official which could materially adversely affect the business, financial condition or results of operations of Company or the Collateral.

(g)  Disclosure.  Neither (i) this Note nor (ii) any other document, certificate or statement furnished to Holder, the Company or any broker or agent therefor by or on behalf of the Company in connection herewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

(h)  The Collateral.  The Collateral pledged by the Company is owned solely by Company, free and clear of any liens, claims or encumbrances of any kind whatsoever. UCC-1 Financing Statements have been filed and the Operating Agreement has been assigned and delivered to the Holder.  The lien of the Holder shall be first and prior on the Collateral and all proceeds resulting from the sale or other disposition thereof.  Except as specifically consented to in writing by Holder and subsequent assignees of the Collateral, Company shall not grant or permit the granting of extensions of time for the payment of, or compromise for less than the full value of, or release in whole or in part any person liable for the payment of, or allow any credit whatsoever against, the Collateral or any instrument or document representing the Collateral.

(i) Offering of this Note.  Neither the Company nor any agent acting on its behalf has offered this Note or any similar security for sale to, or solicited any offers to buy this Note, or negotiated or communicated with respect thereto with, any person or entity other than a Qualified Investor (as such term is defined by the Securities Exchange Commission) or a financial lending institution (or an intermediary acting on behalf of a financial lending institution), and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or pledge of this Note to the provisions of Section 5 of the Securities Act of 1933 or to the provisions of any securities or “Blue Sky” law of any applicable jurisdiction.

(j)           Place of Business.  The principal place of business of the Company is located at the address set forth in paragraph 16(d) of this Note.  Company shall not change its address without prior written notice to Holder.

11)	Affirmative Covenants.

Unless and until all of the obligations hereunder of the Company have been paid or converted, the Company shall:

(a)           Promptly notify the Holder of any material change in the Company’s business and financial condition;

(b)           Permit the Holder, by its officers and agents, to access, examine and copy during normal business hours the properties, minute books and other corporate records, books of accounts, and financial and other business records;

(c)           Promptly notify the Holder in writing of the commencement of all proceedings and investigations by or before and/or the receipt of any notices from, any governmental or nongovernmental body including, but not limited to, any court or arbitrator, against the Company; and

(d)           Promptly notify the Holder of the occurrence of any Event of Default (as defined above).

(e)           Borrower shall maintain its existence as a corporation and all rights, qualifications and franchises necessary to continue its business as it may be conducted and shall comply with all laws, rules, regulations, orders, judgments and agreements applicable to it, its properties and the conduct of its business.

12)	Validity of Provisions.

The provisions of this Note are intended to be severable. Any provision of this Note which may be unenforceable under any law shall not affect the validity of any other provision of this Note. If, as a result of any circumstances whatsoever, fulfillment of any provision of this Note or other instrument evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with respect to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby, that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

13)	Indemnity.

The Company agrees to indemnify, hold harmless and defend Holder and each of its successors, assigns, agents, and affiliates, as applicable (collectively, the “Indemnified Parties”), from and against any and all losses, costs, claims, liabilities, damages and expenses, including, without limitation, attorneys’ fees and disbursements  (collectively, “Losses”), arising as the result of a breach of any of the representations, warranties, covenants, agreements or obligations of Company set forth in this Note, but excluding Losses suffered by an Indemnified Party directly arising out of such Indemnified Party’s gross negligence or willful misconduct.

14)	Miscellaneous

(a)           The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. The registered owner of this Note shall have the right to transfer it by assignment, subject to the provisions contained herein, and the transferee thereof shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its principal offices. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder hereof, in person or by his attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.

(b)           Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date. Any such new Note executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Note so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

(c)           If any provision which is contained in this Note, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Note and in this Note shall be construed as if such invalid or unenforceable provision had not been contained herein.

(d)           Any notice or other communication required or permitted hereunder must be in writing and sent by certified mail, postage prepaid, return receipt requested or overnight delivery with confirmation of delivery addressed as follows:

-To the Holder:	_____________[to be provided]

with a copy to:	Howard Kurtzberg, Esq., 380 North Broadway, Suite 300, Jericho, NY 11753

-To the Company:	Mega Media Group, Inc., 1122 Coney Island Avenue, Brooklyn, New York 11230

or in each case to such other address as shall have last been furnished by like notice. If mailing by certified mail is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be.

(e)           Governing Law. This Note shall in all respects be construed, governed, applied and enforced under the internal laws of the State of New York without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York. The parties hereby consent to and submit to personal jurisdiction over each of them by the Courts of the State of New York in any action or proceeding, waive personal service of any and all process and specifically consent that in any such action or proceeding, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with this Note.

(f)           Entire Agreement. This Note and the other documents delivered in connection therewith or herewith constitute the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. Each party hereto agrees that, except for the representations and warranties contained in this Note, neither the Holder nor the Company makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Note or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the other or the other’s representatives of any documentation or other information with respect to any one or more of the foregoing.

(g)           Modification. This Note may not be amended, changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Note.

(h)           Further Assurances. The Parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate the provisions of this Note and the intents and purposes hereof

(i)           Binding Agreement. This Note shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

(j)           Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Note shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Note or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Note to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

(k)           Construction. Each of the Parties hereby acknowledges and agrees that each has been advised by counsel during the course of negotiations and had significant input in the drafting of this Note and shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Note.

(l)           Counterparts. This Note may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

MEGA MEDIA GROUP, INC.

By:	/s/
Name: Aleksandr Shvarts
Title: CEO

Agreed and Accepted:

By: Robert Catell

EXHIBIT A

MEGA MEDIA GROUP, INC.

CONVERSION NOTICE

Reference is made to the $250,000.00 Convertible Note issued on December 1, 2008 (the "Note") issued to the undersigned by MEGA MEDIA GROUP INC. (the "Company").  In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value one thousandth of a cent ($0.001) per share (the "Common Stock") of the Company, as of the date specified below.

Date of Conversion:
Aggregate Conversion Amount to be converted:
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:
Please issue the Common Stock into which this Note is being converted in the following name and to the following address:
Issue to:

Facsimile Number:
Authorization:
By:
Title:
Dated:
Account Number:
(if electronic book entry transfer)
Transaction Code Number:
(if electronic book entry transfer)